EXHIBIT 10 (h)

SECOND AMENDMENT TO AREA DEVELOPMENT AGREEMENT

THIS SECOND AMENDMENT TO AREA DEVELOPMENT AGREEMENT (“Second Amendment”) is entered into as of the 3rd day of April 2008, by and between Golden Corral Franchising Systems, Inc., a Delaware corporation (hereinafter “Franchisor”), and Frisch’s Restaurants, Inc., an Ohio corporation (hereinafter “Area Developer”).

RECITALS:

A. Area Developer has been granted the right to establish and operate thirty-nine (39) GC-11M building design restaurants pursuant to The Golden Corral Franchising Systems, Inc. Area Development Agreement dated July 20, 2004, with Franchisor (hereinafter, together with the July 20, 2004 Addendum to Area Development Agreement and the June 28, 2005 Amendment to Area Development Agreement, collectively referred to as the “Development Agreement”).

B. Franchisor and Area Developer wish to amend certain of the provisions of the Development Agreement to reflect the deletion from development of sixteen (16) GC-11M building design restaurants which were to have been located with the following described submarkets, county and cities, to-wit: 1.Wheeling, West Virginia/St. Clairsville, Ohio submarket, 2.Washington, Pennsylvania (submarket numbered 13), 3. Greensburg, Pennsylvania (submarket numbered 12), 4. Butler, Pennsylvania (submarket numbered 14), 5. Pittsburgh Mills, Pennsylvania (submarket numbered 6), 6. Cranberry, Pennsylvania (submarket numbered 15), 7. Monaca, Pennsylvania (submarket numbered 5), 8. Ross Park, Pennsylvania (submarket numbered 2), 9. West Mifflin, Pennsylvania (submarket numbered 11), 10. Elkhart, Indiana submarket, 11. St. Joseph County, Indiana (South Bend/Mishawaka, 12. Jackson, Michigan submarket, 13. Monroe, Michigan submarket, 14. Battle Creek, Michigan submarket, 15. Ann Arbor/Ypsilanti, Michigan submarket and 16. Portage/Kalamazoo, Michigan.

C. Franchisor and Area Developer wish to further amend the Development Agreement to delete Section 1. “Option to Purchase Additional New Markets” and Section 2. “Limited Option to Purchase Rights for Non-Traditional Sites” from the July 20, 2004 Addendum to Area Development Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Section I.A. of the Development Agreement shall be amended by deleting the following language “ to establish and operate zero (0) restaurants using a GC-11S building design, thirty-nine (39) restaurants using a GC-11M building design, and zero (0) restaurants using a GC-10 building design for a total of thirty-nine (39) restaurants” from the second through fifth lines thereof and substituting in lieu thereof the following language “ to establish and operate zero (0) restaurants using a GC-11S building design, twenty-three (23) restaurants using a GC-11M building design, and zero (0) restaurants using a GC-10 building design for a total of twenty-three (23) restaurants”

2. Exhibits A and “AA” of the Development Agreement shall be deleted in their entirety and the new replacement Exhibits A and “AA” attached hereto are substituted in their places.

3. Exhibits A-8, A-13, A-14, A-15, A-16 and A-17 of the Development Agreement are deleted in their entirety and shall be of no further force or effect.

4. Section 1. “Option to Purchase Additional New Markets” and Section 2. “Limited Option to Purchase Rights for Non-Traditional Sites” of the July 20, 2004 Addendum to Area Development Agreement are both deleted in their entirety and shall be of no further force or effect.

5. All references herein to the masculine, neuter or singular shall be construed to include the masculine, feminine, neuter or plural, and vice versa, where applicable.

6. This Second Amendment constitutes an integral part of the Development Agreement between the parties hereto, and the terms of this Second Amendment shall be controlling with regard to the subject matter hereof. Except as modified or supplemented by this Second Amendment, the terms of the Development Agreement are hereby ratified and confirmed.

IN WITNESS WHEREOF, the parties have executed this Second Amendment to Area Development Agreement under seal as of the day and year first above written.

FRANCHISOR:

ATTEST:	GOLDEN CORRAL FRANCHISING SYSTEMS, INC.

/s/ Andrew W. Lilliston Jr.	By:	/s/ Larry I. Tate
Its Assistant Secretary		Larry I. Tate, Senior Vice President of Franchise Sales

(Corporate Seal)

AREA DEVELOPER:

ATTEST:	FRISCH’S RESTAURANTS, INC.

/s/ Donald A. Bodner	By:	/s/ Donald H. Walker
Its Secretary		Donald H. Walker, Vice President-Finance

(Corporate Seal)

THE GOLDEN CORRAL FRANCHISING SYSTEMS, INC.

AREA DEVELOPMENT AGREEMENT

Replacement

EXHIBIT A

1. Development Area - Each restaurant developed under this Development Agreement shall be located in the following area:

See attached Exhibit “AA” which is incorporated herein by reference.

2. Development Schedule - Recognizing that time is of the essence, Area Developer agrees to satisfy the Development Schedule set forth below:

By (Date)	Cumulative Total Number of Restaurants Which Area Developer Shall Have Open and in Operation
December 31, 2007	~~Twelve (12)~~	Eleven (11)	/s/ DW / /s/ LT Initials
December 31, 2009	~~Seventeen (17)~~	Fifteen (15)	/s/ DW / /s/ LT Initials
December 31, 2010	~~Twenty (20)~~	Nineteen (19)	/s/ DW / /s/ LT Initials
December 31, 2011	Twenty-three (23)

/s/ DW / /s/ LT Initials

THE GOLDEN CORRAL FRANCHISING SYSTEMS, INC.

AREA DEVELOPMENT AGREEMENT

Replacement

EXHIBIT “AA”

The Development Area in which twenty-three (23) Golden Corral GC-11M restaurants are to be located is as follows:

1.	One GC-11M restaurant within the city limits of Lima, Ohio.

2.	One GC-11M restaurant within one defined submarket of Brooklyn, Ohio which submarket is more specifically described on the attached segmentation map Exhibit A-1 as submarket numbered 6.

3.	One GC-11M restaurant within one defined submarket of Macedonia, Ohio which submarket is more specifically described on the attached segmentation map Exhibit A-1 as submarket numbered 4.

4.	One GC-11M restaurant within the city limits of Ontario/Mansfield, Ohio.

5.	One GC-11M restaurant within one defined submarket of Mentor, Ohio which submarket is more specifically described on the attached segmentation map Exhibit A-1 as submarket numbered 2.

6.	One GC-11M restaurant within one defined submarket of N. Olmsted/Westlake, Ohio which submarket is more specifically described on the attached segmentation map Exhibit A-1 as submarket numbered 7.

7.	One GC-11M restaurant within one defined submarket of Mayfield Heights including Mayfield, Wickliffe, Eastlake, Willowick, Willoughby, Willoughby Hills and Highland Heights, Ohio which submarket is more specifically described on the attached Cleveland segmentation map Exhibit A-1 as submarket numbered 1, with the target site area in the highly-developed retail section located on Mayfield Road east of Interstate 271.

8.	One GC-11M restaurant within one defined submarket of Strongville, Ohio which submarket is more specifically described on the attached segmentation map Exhibit A-1 as submarket numbered 8.

9.	One GC-11M restaurant within one defined submarket of Bedford/Garfield Heights, Ohio which submarket is more specifically described on the attached segmentation map Exhibit A-1 as submarket number 3, with the west boundary extended to include the intersection of I-480 and Transportation Boulevard.

10.	One GC-11M restaurant within the city limits of Findlay, Ohio.

11.	One GC-11M restaurant within the city limits of Troy, Ohio.

12.	One GC-11M restaurant within one defined submarket of Toledo, Ohio which submarket is more specifically described on the attached segmentation map Exhibit A-3 as submarket numbered 2 (Airport Road).

13.	One GC-11M restaurant within one defined submarket of Toledo, Ohio which submarket is more specifically described on the attached segmentation map Exhibit A-3 as submarket numbered 1.

14.	One GC-11M restaurant within one defined submarket of Louisville, Kentucky which submarket is more specifically described on the attached segmentation map Exhibit A-4 as submarket numbered 3.

/s/ DW / /s/ LT Initials

15.	One GC-11M restaurant within one defined submarket of Louisville, Kentucky which submarket is more specifically described on the attached segmentation map Exhibit A-4 as submarket numbered 5.

16.	One GC-11M restaurant within one defined submarket of Westchester/Mason, Ohio which submarket is more specifically described on the attached segmentation map Exhibit A-5 as submarket numbered 10.

17.	One GC-11M restaurant within one defined submarket of Newport, Kentucky which submarket is more specifically described on the attached segmentation map Exhibit A-6 as submarket numbered 12.

18.	One GC-11M restaurant within one defined submarket of Morgantown, West Virginia which submarket is more specifically described and encircled on the attached segmentation map Exhibit A-9.

19.	One GC-11M restaurant within one defined submarket of Columbus, Ohio which submarket is more specifically described on the attached segmentation map Exhibit A-10 as market numbered 1.

20.	One GC-11M restaurant within one defined submarket of Columbus, Ohio which submarket is more specifically described on the attached segmentation map Exhibit A-10 as market numbered 2.

21.	One GC-11M restaurant within one defined submarket of Columbus, Ohio which submarket is more specifically described on the attached segmentation map Exhibit A-10 as market numbered 5.

22.	One GC-11M restaurant within one defined submarket of Monroeville, Pennsylvania which submarket is more specifically described on the attached segmentation map Exhibit A-12 as submarket numbered 10.

23.	One GC-11M restaurant within one defined submarket of Uniontown, Pennsylvania which submarket is more specifically described on the attached Pittsburgh segmentation map Exhibit A-12 as submarket numbered 16.

Replacement Exhibit “AA” – Page Two

/s/ DW / /s/ LT Initials